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                                                                  EXHIBIT 10.3

                  AMENDMENT NO. 2 dated as of January 1, 1999 to Amended and Restated Employment Agreement dated as of May 1, 1997 (the "Agreement"), between Concord Camera Corp., a New Jersey corporation (the "Company"), and Ira B. Lampert (the "Executive").

                  FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the Agreement is hereby amended as follows:

                  1. The following sentence is added at the end of Section 4 of the Agreement:

                  Effective January 1, 1999, the Base Salary of Executive referred to in the first sentence of this section shall be increased to $650,000.

                  2. Section 7(b) of the Agreement is hereby amended by adding the parenthetical expression set forth below immediately after the number $14,167 in the fifth line of said section:

                  (increased to $18,333 effective January 1, 1999).

                  Except as amended hereby, the Agreement shall continue in full force and effect.

                  IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 2 as of the date first above written.


                                         CONCORD CAMERA CORP.



                                         By: /s/ Harlan I. Press
                                             --------------------------------
                                             Harlan I. Press, Asst. Secretary



                                            /s/ Ira B. Lampert
                                            ----------------------------------
                                                    Ira B. Lampert